UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	File No. 333-169879
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 7	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	File No. 811-08301
Amendment No. 196	☑
(Check appropriate box or boxes.)
Nationwide VLI Separate Account - 4

(Exact Name of Registrant)
Nationwide Life Insurance Company

(Name of Depositor)
One Nationwide Plaza, Columbus, Ohio 43215

(Address of Depositor's Principal Executive Offices) (Zip Code)
(614) 249-7111

Depositor's Telephone Number, including Area Code
Robert W. Horner III, Vice President Corporate Governance and Secretary,
One Nationwide Plaza, Columbus, Ohio 43215

(Name and Address of Agent for Service)
November 12, 2013

Approximate Date of Proposed Public Offering
It is proposed that this filing will become effective (check appropriate box)
☑	immediately upon filing pursuant to paragraph (b)
□	on (date) pursuant to paragraph (b)
□	60 days after filing pursuant to paragraph (a)(1)
□	on (date) pursuant to paragraph (a)(1)
If appropriate, check the following box:
□	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus supplement dated November 12, 2013
to the following prospectus(es):
Nationwide Future Executive VUL prospectus dated May 1, 2013
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective November 12, 2013, 2013, the Overloan Lapse Protection Rider is added to all policies. As such, the following disclosure is added to the prospectus. Note: All capitalized terms in this supplement have the same meaning given to them in the prospectus.
1. Disclosure relating to the function and operation of the rider:
Overloan Lapse Protection Rider
A policy owner is able to prevent the policy from Lapsing due to Indebtedness by invoking the Overloan Lapse Protection Rider, which provides a guaranteed paid-up insurance benefit. The Rider is designed to enable the policy owner of a policy with a substantially depleted Cash Value, due to Indebtedness, to potentially avoid the negative tax consequences associated with Lapsing the policy.
Note: Neither the IRS nor the courts have ruled on the tax consequences of invoking the Overloan Lapse Protection Rider. It is possible that the IRS or a court could assert that the Indebtedness should be treated as a distribution, all or a portion of which could be taxable when the Rider is invoked. Consult with a tax advisor regarding the risks associated with invoking this Rider.
Availability
All policies will automatically receive the Overloan Lapse Protection Rider (state law permitting). The Rider is dormant until specifically invoked by the policy owner, at which time a one-time charge is assessed.
Eligibility
The policy owner is eligible to invoke the Rider upon meeting the following conditions:
•	Indebtedness reaches a certain percentage of the policy's Cash Value (the percentage will range from 84% to 99% based upon the life insurance qualification test and the Insured's Attained Age);
•	The Insured is Attained Age 75 or older;
•	The policy is currently In Force and has been In Force for at least 15 years;
•	The policy's Cash Value is at least $100,000; and
•	All available partial surrenders not subject to federal income tax have been taken.
The first time the policy's Indebtedness reaches the percentage that makes the policy eligible for the Rider, Nationwide will notify the policy owner of the policy's eligibility to invoke the Rider. The letter will also describe the Rider, its cost, and its guaranteed benefits. The Rider may be invoked at any time, provided that the above conditions are met.
Note: The Change of Insured Rider will terminate or will need to be terminated by the policy owner prior to invoking the Overloan Lapse Protection Rider. An election to invoke the Overloan Lapse Protection Rider is irrevocable.
After Nationwide receives a request to invoke the Rider, Nationwide will adjust the policy as follows:
1.	If not already in effect, the death benefit option will be changed to Death Benefit Option 1.
2.	The Total Specified Amount will be adjusted to equal the lesser of: (1) the Total Specified Amount immediately before the Rider was invoked; or (2) the Total Specified Amount that will cause the Death Benefit to equal the Minimum Required Death Benefit immediately after the charge for the Rider is deducted. This "new" Total Specified Amount will be used to calculate the Death Benefit pursuant to The Death Benefit provision.
3	Any non-loaned Cash Value (after deduction of the Overloan Lapse Protection Rider charge) will be transferred to the Fixed Account, where it will earn the minimum guaranteed fixed interest rate of the base policy (shown on the Policy Data Page).
After the above adjustments are made, the Indebtedness will continue to grow at the policy's loan charged rate, and the amount in the policy loan account will continue to earn interest at the policy's loan crediting rate. No additional policy charges will be assessed. No further loans may be taken from the policy and no withdrawals may be taken from the policy
VLOB-0370-2

(except for a full policy surrender). Cash Value may not be transferred out of the Fixed Account. The Death Benefit will be the greater of the Total Specified Amount or the Minimum Required Death Benefit. The policy will remain as described above for the duration of the policy.
Overloan Lapse Protection Rider Charge
The Overloan Lapse Protection Rider Charge is a one-time charge deducted at the time the Rider is invoked, and is assessed against the Cash Value allocated to the Sub-Accounts and the fixed investment options. The charge is intended to cover the administrative costs and to compensate Nationwide for the risks associated with the Rider's guaranteed paid- up death benefit. The charge is the product of the policy's Cash Value and an age-based factor ranging from 0.15% to 15.70% as shown in the Policy Data Pages.
If the Cash Value less Indebtedness is insufficient to satisfy the charge, the Rider cannot be invoked without repaying enough Indebtedness to cover the charge.
Invoking the Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Additionally, any benefits paid pursuant to this Rider will reduce the Cash Surrender Value.
2. Disclosure relating to the In Summary: Fee Tables section:
The following entry is added to the Periodic Charges table.
Periodic Charges
Charge	When Charge is Deducted	Amount Deducted From Cash Value
Overloan Lapse Protection Rider Charge†	Upon invoking the Rider
Maximum:		For policies issued with the guideline premium/cash value corridor test: $42.50 per $1,000 of Cash Value For policies issued with the cash value accumulation test: $157 per $1,000 of Cash Value
Minimum:		$1.50 per $1,000 of Cash Value
Representative: an Attained Age 85 Insured with a Cash Value of $500,000	Upon invoking the Rider	$32 per $1,000 of Cash Value
VLOB-0370-2

Incorporation by Reference
The prospectus supplements dated May 9, 2013, and June 14, 2013, and the prospectus and statement of additional information and Part C that were effective May 1, 2013, previously filed with the Commission under SEC file No. 333-169879, are hereby incorporated by reference and made a part of this registration statement.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Rule 485(b) under the Securities Act of 1933 for effectiveness of the Registration Statement and has caused this Registration Statement to be signed by the undersigned, duly authorized, in the City of Columbus, and State of Ohio, on November 12, 2013.
Nationwide VLI Separate Account - 4
(Registrant)
Nationwide Life Insurance Company
(Depositor)
By: /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact
As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated, on November 12, 2013.
KIRT A. WALKER
Kirt A. Walker, President and Chief Operating Officer, and Director
MARK R. THRESHER
Mark R. Thresher, Executive Vice President and Director
TIMOTHY G. FROMMEYER
Timothy G. Frommeyer, Senior Vice President-Chief Financial Officer and Director
ERIC S. HENDERSON
Eric S. Henderson, Senior Vice President - Individual Products & Solutions and Director
JOHN L. CARTER
John L. Carter, Senior Vice President - Distribution and Sales and Director
STEPHEN S. RASMUSSEN
Stephen S. Rasmussen, Director
By /s/ JAMIE RUFF CASTO
Jamie Ruff Casto Attorney-in-Fact